                      ASSIGNMENT OF AGREEMENT OF PURCHASE AND SALE


          THIS ASSIGNMENT OF AGREEMENT OF PURCHASE AND SALE ("Assignment") is entered into as of the 10th day of December, 1998, by and between KSL RECREATION CORPORATION, a Delaware corporation ("Assignor"), and KSL GRAND WAILEA RESORT, INC., a Delaware corporation ("Assignee").

                                   R E C I T A L S:

          A. International Hotel Acquisitions, LLC, a Delaware limited liability company, as Seller, and Assignor, as Buyer entered into that certain Agreement of Purchase and Sale and Joint Escrow Instructions dated as of November 5, 1998, as amended by that certain First Amendment to Agreement for Purchase and Sale and Joint Escrow Instructions dated as of November 12, 1998 (collectively, the "Purchase Agreement"), pertaining to certain improved real property located in Honuaula, District of Makawao, Island and County of Maui, State of Hawaii, more particularly described on EXHIBIT "A" thereto (the "Property"). Pursuant to the Purchase Agreement and in order to facilitate the sale of the Property, an escrow was established at First American Title Insurance Company, 114 East Fifth Street, Santa Ana, California 92701,
Attention: Bette Hollenbeck, under Escrow No. REQ-01454 (the "Escrow").

          B. Assignee is a wholly owned subsidiary of Assignor, and therefore, in accordance with the terms of Section 13.1 of the Purchase Agreement, Seller's prior written consent to this Assignment is not required.

          C. Assignor desires to assign to Assignee, and Assignee desires to accept the assignment of, all of Assignor's right, title and interest in and to the Property, the Purchase Agreement and the Escrow.

                                 A S S I G N M E N T

          THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

          1. Assignor hereby assigns, transfers, conveys and sets over unto Assignee all of Assignor's right, title and interest in, to and under the Property, the Purchase Agreement and the Escrow.

          2. Assignee hereby accepts the foregoing assignment and hereby assumes all of Assignor's obligations under the Purchase Agreement and agrees to be bound by the terms of the Purchase Agreement and the Escrow.

          3. Assignor and Assignee shall concurrently with the execution of this Agreement execute the attached Acknowledgment and Assumption in the form of EXHIBIT "A" attached hereto and incorporated herein, for the benefit of Seller, in order to comply with the terms of Section 13.1 of the Purchase Agreement.

          IN WITNESS WHEREOF, the parties have executed this Assignment as of the date first written above.

     ASSIGNOR:                          KSL RECREATION CORPORATION,
                                        a Delaware corporation


                                        By: /s/ John K. Saer, Jr.
                                            -----------------------------------
                                             Name:   John Saer
                                                   ----------------------------
                                             Title: Chief Financial Officer
                                                   ----------------------------


     ASSIGNEE:                          KSL GRAND WAILEA RESORT, INC.
                                        a Delaware corporation

                                        By: /s/ John K. Saer, Jr.
                                            -----------------------------------
                                             Name:     John Saer
                                                   ----------------------------
                                             Title:   Chief Financial Officer
                                                   ----------------------------

                                     EXHIBIT "A"

                            ACKNOWLEDGMENT AND ASSUMPTION



                                  December ___, 1998



International Hotel Acquisitions, LLC
c/o Credit Suisse First Boston
11 Madison Avenue
New York, NY  10010
Attn:  Lance J. Graber

          Re: Acquisition of Grand Wailea Resort Hotel & Spa, Maui, Hawaii ("Property")


Dear Mr. Graber:

          In accordance with the terms of Section 13.1 of that certain Agreement of Purchase and Sale and Joint Escrow Instructions dated as of November 5, 1998, as amended by that certain First Amendment to Agreement for Purchase and Sale and Joint Escrow Instructions dated as of November 12, 1998 (collectively, the "Purchase Agreement") between International Hotel Acquisitions, LLC ("Seller") and KSL Recreation Corporation, a Delaware corporation ("KSL Rec"), this letter shall constitute notice of KSL Rec's election to assign the Purchase Agreement to a wholly owned subsidiary of KSL Rec, which subsidiary is KSL Grand Wailea Resort, Inc., a Delaware corporation ("KSL Grand Wailea").

          In connection therewith, KSL Grand Wailea hereby states that KSL Grand Wailea has no other assets other than the Purchase Agreement, and that upon Closing, KSL Grand Wailea will have no assets other than the Property. Additionally, KSL Grand Wailea hereby ratifies, for the benefit of Seller, all of the representations, warranties and covenants of KSL Rec


                                     EXHIBIT "A"
                                       PAGE -1-
set forth in the Purchase Agreement, and assumes in writing, for the benefit of Seller, all of KSL Rec's obligations and liabilities under the Purchase Agreement.

                                        Very truly yours,

                                        KSL RECREATION CORPORATION,
                                        a Delaware corporation

                                        By:
                                              ----------------------------
                                        Name:
                                              ----------------------------
                                        Title:
                                              ----------------------------

                                        KSL GRAND WAILEA RESORT, INC.,
                                        a Delaware corporation

                                        By:
                                              ----------------------------
                                        Name:
                                              ----------------------------
                                        Title:
                                              ----------------------------


cc:  Mark Kuskin, Esq. (via fax)
     Mr. Bernie Siegel (via fax)
     Mitchell B. Menzer, Esq. (via fax)
     Christine H. Suh, Esq. (via fax)
     Steve Rogers, Esq. (via fax)
     Ms. Bette Hollenbeck (via fax)
     Danton Wong, Esq. (via fax)
     Michael F. Sfregola, Esq. (via fax)
     Jennifer M. Casey, Esq. (via fax)
     Heidi K. Eick, Esq. (via fax)


                                         -2-